ANNUAL REPORT
--------------------------------------------------------------------------------




                                [PHOTO OMITTED]

                         Patriot Select Dividend Trust

                                 June 30, 1998


                         [JHF LOGO] JOHN HANCOCK FUNDS
                                    A Global Investment Management Firm

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin
                             William H. Cunningham*
                                Charles F. Fretz
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                          CUSTODIAN AND TRANSFER AGENT
                             FOR COMMON SHAREHOLDERS
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                           TRANSFER AGENT FOR AUCTION
                            MARKET PREFERRED SHARES
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                               125 Summer Street
                        Boston, Massachusetts 02110-1617

                   Listed New York Stock Exchange Symbol: DIV
                         John Hancock Closed-End Funds:
                                 1-800-843-0090


DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer through the end of June was more of the same. But tremors from Asia have also sparked increased volatility, as corporate earnings and the U.S. economy have shown signs of slowing. What's more, a good part of the market's advance has come from just a small group of the largest companies in the major stock market indexes.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

The move ahead has been so narrow that some observers believe that most stocks have actually been in a bear market this year. The bond market had its pockets of volatility as well, although U.S. Treasury bonds benefited from their safe-haven status.

While we don't make a practice of opining on what the market will do next, we believe that after such a long run up, it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,

/s/Edward J. Boudreau Jr.
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

            By Gregory K. Phelps, for the Portfolio Management Team

                              John Hancock Patriot
                             Select Dividend Trust

               Wind at the backs of preferred and utility stocks

Preferred stocks and utility common stocks N the two main focuses of John Hancock Patriot Select Dividend Trust N both benefited from a favorable bond market over the past 12 months. Because they pay relatively high fixed incomes in the form of dividends, preferreds and utilities tend to move in the same direction as fixed-income paying bonds; they generally rise in price when bond yields fall, and vice versa. During the first six months of this year, the economic fallout in Asia prompted investors to increasingly seek out the "safe haven" of U.S. Treasury securities, sending bond yields lower and bond prices higher.

Preferreds and utilities were further boosted by factors unique to their respective markets. Favorable supply and demand was the catalyst for the strong performance of preferred stocks eligible for the "dividends-received deduction." These securities N dubbed DRD-eligible stocks N offer major tax advantages to the corporations that invest in them.

"Preferred stocks and utility common stocks... both benefited from a favorable bond market..."

Because interest rates have fallen dramatically over the past several years, many companies that issue DRD-eligible securities have redeemed or bought back these securities to reduce their financing costs. That activity has effectively shrunk the supply of available DRD-eligible securities. The demand for them, meanwhile, has remained strong given their attractive dividends and their tax advantages.

[A 3 3/4" x 2 1/4" photo of fund management team. Caption reads: Fund management team members (l-r): Susan Kelly, Gregory Phelps, and Mark Maloney.]

               John Hancock Funds - Patriot Select Dividend Trust

["Pie chart with the heading "Portfolio Diversification" at the top left hand column. The chart is divided into 5 sections. Going from top left to right; Short-Term Investments 3%; Other 1%; Utilities 67%; Financials 22%; Industrials 7%. Footnote below states "As a percentage of net assets on June 30, 1998."]

As for utility  stocks,  they were  powered by a number of factors.
First was favorable federal and state legislation that paved the way for a growing wave of mergers and acquisitions. In addition, their reputation as "defensive" investments ignited increased demand for electric utility stocks in the face of economic turmoil in the Far East and questions about other American corporations' ability to withstand it.

Performance and strategy review

For the year ended June 30, 1998, John Hancock Patriot Select Dividend Trust had a total return of 17.99%, at net asset value. In the same period, the Dow Jones Utilities Average returned 35.01%.

Throughout the period, we maintained our emphasis on electric utility stocks, which made up 67% of the Fund's net assets at the end of the period. That said, we altered our utility holdings by taking advantage of periods of their weakness N in March and in May N to add more common stocks. That's because commons generally offer the potential for better price gains than preferred stocks.

Among our best-performing electric common stocks was LG&E Energy, which recently completed a successful merger with KU Energy. The combination created a very low-cost, non-nuclear electric provider strategically located in the attractive Kentucky region service area. Other good performers included Southern California-based Pacific Enterprises, which rallied on a planned merger with Enova Corp. (formerly San Diego Gas & Electric) into an entity called Sempra Energy, and Nevada Power, which benefited from its planned merger

"...we maintained our emphasis on electric utility stocks..."

with higher-rated Sierra Pacific Resources.

DRDs up; taxable preferreds falter Among our best-performing DRD-eligible preferred stocks was Lehman Brothers. The security offered an attractive yield of 5.94%, as well as 10 years of call protection. Call protection shields investors from having to surrender their high-yielding securities to issuers prematurely, potentially leaving them to reinvest the proceeds in lower-yielding securities. Thanks to the continued strength of the stock market, many Wall Street firms enjoyed record profitability. What's more, consolidation in the financial services industry fueled speculation that Lehman could be taken over by a firm with a higher credit rating.

In the energy industry, Union Texas Petroleum DRD-eligible securities also performed extremely well when they were redeemed during the period at an attractive price. Atlantic Richfield proposed a takeover of the company and has announced plans to buy

["Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance...and what's behind the numbers. The first listing is LG&E Energy followed by an up arrow and the phrase "Successful merger with KU Energy". The second listing is Lehman Brothers followed by a up arrow with the phrase "Rumored takeover candidate". The third listing is TDS Capital Trust I followed by a down arrow with the phrase "Caught in oversupply of fully taxable preferreds" Footnote at the bottom states See "Schedule of Investments." Investment holdings are subject to change."]

               John Hancock Funds - Patriot Select Dividend Trust


["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended June 30, 1998." The chart is scaled in increments of 5% with the 40% at the top and 0% at the bottom. The first represents the 17.99% total return for John Hancock Patriot Select Dividend Trust. The second represents the 35.01% total return for Dow Jones Utilities Average. A Footnote below reads "The total return for John Hancock Patriot Select Dividend Trust is at net asset value with all distributions reinvested. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the Untied States."]

our Union Texas preferred holdings for $122. As a result, the stock rallied from its $100 issue price to about $121 at the end of the period.

Not all preferred stocks performed as well, though. "Cushion" preferreds, for example, offer above-average yields that tend to cushion them against price swings. These securities don't, however, always keep pace with regular preferreds during bond market rallies, as we have seen lately. They are attractive nonetheless because they provide relatively high levels of current income for the Fund, and they have relatively good call protection. Our biggest disappointments among preferreds, however, were those whose dividends were not DRD-eligible. The fully taxable preferred market suffered from an abundance of supply of new issues, in contrast to the tight supply/high demand conditions that boosted the DRD-eligible market. As a result, holdings such as TDS Capital Trust I proved to be a laggard, despite its attractive 8.50% yield and its decent call protection.

Outlook

We're optimistic about the prospects for both DRD-eligible preferred and utility stocks, in large part because of our favorable outlook for the bond market. We believe that for the

"...electric companies as a whole are in the best financial shape they've been in for many years."

remainder of the year, interest rates will remain stable or decline slightly. In our view, the Federal Reserve will avoid upsetting global markets by not raising interest rates. Should there be an interest rate hike, it would further weaken the Japanese yen and exacerbate the already difficult problems that country faces. As long as the bond market maintains a favorable tone, preferred stocks should perform well. We think the future looks bright for electric utility common stocks as well. Industry consolidation should continue, providing favorable underpinnings for electric commons. Furthermore, electric companies as a whole are in the best financial shape they've been in for many years. To the extent that investors gravitate toward domestically focused companies with attractive valuations, we believe electric common stocks are poised to do well.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Select Dividend Trust

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1998. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
June 30, 1998
-----------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Preferred stocks (cost - $156,674,504)...............            $169,810,769
Common stocks (cost - $51,758,350) ..................              62,134,851
Short-term investments (cost - $7,021,041) ..........               7,021,041
                                                                -------------
                                                                  238,966,661
Dividends receivable ................................               1,154,147
Other assets ........................................                  27,709
                                                                -------------
                         Total Assets ...............             240,148,517
                         ----------------------------------------------------
Liabilities:
AMPS dividend payable ...............................                 328,953
Common Share dividend payable .......................                  96,753
Federal income tax payable- Note A ..................                 643,352
Payable to John Hancock Advisers, Inc.
and affiliates- Note B ..............................                 228,636
Accounts payable and accrued expenses ...............                  86,591
                                                                -------------
                         Total Liabilities ..........               1,384,285
                         ----------------------------------------------------
Net Assets:
Auction  Market  Preferred  Shares  Stock
Series A (AMPS) - Without par value,
unlimited number of shares of beneficial
interest authorized, 700 shares issued,
liquidation preference of $100,000
per share - Note A ..................................              70,000,000
                                                                -------------
Common  Shares - Without  par value,
unlimited  number of shares of beneficial
interest authorized, 9,885,027 shares
issued and outstanding ..............................             140,538,208
Accumulated net realized gain on investments ........               3,099,635
Net unrealized appreciation of investments ..........              23,515,105
Undistributed net investment income .................               1,611,284
                                                                -------------
Net Assets Applicable to Common Shares:
($17.07 per share based on 9,885,027
shares outstanding)..................................             168,764,232
                                                                -------------
                         Net Assets .................            $238,764,232
                         ====================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains
(losses) for the period stated.

Statement of Operations
Year ended June 30, 1998
-----------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $11,811) ...................................             $16,184,725
Interest ............................................                 165,692
                                                                -------------
                                                                   16,350,417
                                                                -------------
Expenses:
Investment management fee- Note B ...................               1,860,433
Administration fee- Note B ..........................                 348,831
AMPS and auction fees ...............................                 185,399
Federal excise tax ..................................                  81,717
Custodian fee .......................................                  65,950
Auditing fee ........................................                  53,530
Printing and postage ................................                  45,079
Transfer agent fee ..................................                 37,766
Miscellaneous .......................................                  28,963
Trustees' fees.......................................                  21,278
Legal fees ..........................................                   4,252
                                                                -------------
                         Total Expenses .............               2,733,198
                         ----------------------------------------------------
                         Net Investment Income ......              13,617,219
                         ----------------------------------------------------

Realized and Unrealized Gain on Investments:
Net realized gain on investments sold (net of federal
income taxes of $643,352) ...........................               4,453,059
Change in net unrealized appreciation/depreciation
of investments ......................................              11,609,254
                                                                -------------
                        Net Realized and Unrealized
                        Gain on Investments .........              16,062,313
                        -----------------------------------------------------
                        Net Increase in Net Assets
                        Resulting from Operations....              29,679,532
                        =====================================================
                        Distribution to AMPS
                        Shareholders ................              (2,900,356)
                        -----------------------------------------------------
                        Net Increase in Net Assets
                        Applicable to Common
                        Shareholders Resulting from
                        Operations Less AMPS
                        Distributions ...............             $26,779,176
                        =====================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Select Dividend Trust


Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED JUNE 30,
                                                                     -------------------------------
                                                                          1997           1998
                                                                      ------------    --------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income ..............................                   $14,013,143      $13,617,219
Net realized gain on investments sold ..............                     1,321,734        4,453,059
Change in net unrealized appreciation/
depreciation of investments ........................                     5,182,877       11,609,254
                                                                      ------------     ------------
 Net Increase in Net Assets Resulting
 from Operations ...................................                    20,517,754       29,679,532
                                                                      ------------     ------------
Distributions to Shareholders:
AMPS ($4,009 and $4,143 per share, respectively)-
Note A .............................................                    (2,806,445)      (2,900,356)
Common Shares - Note A
Dvidends from net investment income ($1.2371 and
$1.2371 per share, respectively)                                       (12,228,832)     (12,228,627)
                                                                      ------------     ------------
 Total Distributions to Shareholders ...............                   (15,035,277)     (15,128,983)
                                                                      ------------     ------------
Net Assets:
Beginning of period ................................                   218,731,206      224,213,683
                                                                      ------------     ------------
End of period (including undistributed net
investment income of $3,040,940 and
$1,611,284, respectively) ..........................                  $224,213,683     $238,764,232
                                                                      ============     ============


Analysis of Common Shareholder Transactions:
                                                                   YEAR ENDED JUNE 30,
                                                     -----------------------------------------------
                                                              1997                     1998
                                                     ----------------------   ----------------------
                                                       SHARES      AMOUNT      SHARES        AMOUNT
                                                     ----------    --------   ----------    --------
Shares outstanding, beginning
of period ...................................        9,885,027  $138,623,025  9,885,027   $139,427,509
Reclassification of net realized
long-term gains retained on investments
sold (net of federal income taxes of
$516,849 and $643,352, respectively) - Note A               -       959,861         -       1,194,797
Reclassification of capital accounts - Note D               -      (155,377)        -         (84,098)
                                                    ---------  ------------  ---------   ------------
Shares outstanding, end of period ...........       9,885,027  $139,427,509  9,885,027   $140,538,208
                                                    =========  ============ ==========   ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassification of capital amounts and the number of shares outstanding at the beginning and end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       7

                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Select Dividend Trust


Financial Highlights
Selected data for a share of beneficial  interest  outstanding  throughout  each period  indicated,  investment  returns,  key ratios and  supplemental  data are listed as follows:
------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,
                                                        ----------------------------------------------
                                                          1994       1995      1996     1997     1998
                                                        ---------  --------   ------   ------- -------
Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of
Period ...................................                 $17.33    $13.17    $14.56   $15.05   $15.60
                                                         --------  --------   -------  -------  -------
Net Investment Income ....................                   1.34      1.62      1.50     1.42     1.38
Net Realized and Unrealized Gain
(Loss) on Investments ....................                  (3.47)     1.31      0.53     0.65     1.62
                                                         --------  --------   -------  -------  -------
         Total from Investment
         Operations ......................                  (2.13)     2.93      2.03     2.07     3.00
                                                         --------  --------   -------  -------  -------
Less Distributions:
Dividends to AMPS Shareholders ...........                  (0.22)    (0.30)    (0.30)   (0.28)   (0.29)
Distributions to Common Shareholders
from Net Investment Income ...............                  (1.30)    (1.24)    (1.13)   (1.24)   (1.24)
Distributions to Common Shareholders
from Net Realized Short-Term
Gain on Investments ......................                  (0.51)       -      (0.11)      -        -
                                                         --------  --------   -------  -------  -------
         Total Distributions .............                  (2.03)    (1.54)    (1.54)   (1.52)   (1.53)
                                                         --------  --------   -------  -------  -------
Net Asset Value, End of Period ...........                 $13.17    $14.56    $15.05   $15.60   $17.07
                                                         ========  ========   =======  =======  =======
Per Share Market Value, End of Period ....                $12.750   $13.875   $14.250  $14.313  $15.500
Total Investment Return at Market Value...                (21.60%)   19.73%    11.83%    9.38%   17.26%
Ratios and Supplemental Data
Net Assets Applicable to Common Shares,
End of Period (000s omitted) .............               $130,157  $143,914  $148,731 $154,214 $168,764
Ratio of  Expenses to Average
Net Assets (1) ...........................                  1.30%     1.29%     1.25%    1.24%    1.18%
Ratio of Net Investment Income to Average
Net Assets (1) ...........................                  5.83%     7.96%     6.79%    6.36%    5.86%
Portfolio  Turnover  Rate.................                    39%      107%       49%      47%      41%

Senior  Securities
Total  AMPS Outstanding (000s omitted)....                $70,000   $70,000   $70,000  $70,000  $70,000

Asset Coverage per Unit (2)...............               $285,137  $305,754  $306,112 $318,281 $338,876
Involuntary Liquidation Preference
per Unit (3)..............................               $100,000  $100,000  $100,000 $100,000 $100,000
Approximate Market Value per Unit (3).....               $100,000  $100,000  $100,000 $100,000 $100,000

(1) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets for both common and preferred shares.
(2) Calculated by subtracting the Fund's total liabilities (not including the AMPS) from the Fund's total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act Evaluation Date.
(3)  Plus accumulated and unpaid dividends.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       8

                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Select Dividend Fund


Schedule of Investments
June 30, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is
a complete list of all securities owned by the Patriot Select Dividend Trust on June 30, 1998. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                                        MARKET
ISSUER, DESCRIPTION                                            NUMBER OF SHARES         VALUE
-------------------                                            ----------------         -----
PREFERRED STOCKS
Automobile/Trucks  (2.05%)
General Motors Corp., 9.12%, Depositary
Shares, Ser G ......................................               170,000             $4,908,750
                                                                                      -----------
Banks - Foreign (0.63%)
Australia and New Zealand Banking
Group Ltd., 9.125% (Australia)......................                55,000              1,498,750
                                                                                      -----------
Banks - United States (7.13%)
ABN AMRO North America, Inc., 6.59%,
Ser H (R) ..........................................                 2,000              2,218,000
Chase Manhattan Corp., 10.84%, Ser C ...............                77,300              2,338,325
Chase Manhattan Corp., 9.76%, Ser B ................                51,000              1,386,563
Fleet Financial Group, Inc., 6.75%, Ser VI .........               119,000              6,545,000
Fleet Financial Group, Inc., 9.35%,
Depositary Shares ...............................                  165,000              4,537,500
                                                                                      -----------
                                                                                       17,025,388
                                                                                      -----------
Broker Services (7.30%)
Bear Stearns Companies, Inc., 5.72%, Ser F .........                40,000              2,060,000
Bear Stearns Companies, Inc., 6.15%, Ser E .........                66,500              3,553,594
Lehman Brothers Holdings, Inc., 5.94%,
Ser C ..............................................               100,000              5,325,000
Merrill Lynch & Co., Inc., 9.00%,
Depositary Shares, Ser A ...........................                89,700              2,836,763
Morgan Stanley Group, Inc., 7.75%,
Depositary Shares ..................................                66,000              3,646,500
                                                                                      -----------
                                                                                       17,421,857
                                                                                      -----------
Diversified Operations (0.30%)
Grand Metropolitan Delaware, L.P., 9.42%,
Gtd Ser A ..........................................                25,000                715,625
                                                                                      -----------
Finance (0.47%)
SI Financing Trust I, 9.50%, Gtd Pfd Sec &
Purchase Contract ..................................                41,700             $1,123,294
                                                                                      -----------
Insurance (5.07%)
Travelers Group, Inc., 8.40%,
Depositary Shares, Ser K ...........................               165,000              4,568,438
Travelers Group, Inc. 6.231%,
Depositary Shares, Ser H ...........................                92,400              5,110,875
Travelers Group, Inc., 6.213% ......................                44,000              2,425,500
                                                                                      -----------
                                                                                       12,104,813
                                                                                      -----------
Leasing Companies (1.62%)
AMERCO, 8.50%, Ser A ...............................               105,000              2,769,375
Capita Preferred Trust, 9.06% ......................                40,000              1,090,000
                                                                                      -----------
                                                                                        3,859,375
                                                                                      -----------
Oil & Gas (4.10%)
Anadarko Petroleum Corp., 5.46%,
Depositary Shares ..................................                45,348              4,500,789
Pennzoil Co., 6.49% ................................                50,000              5,287,500
                                                                                      -----------
                                                                                        9,788,289
                                                                                      -----------
Paper & Paper Products (1.28%)
Bowater Inc., 8.40%, Depositary Shares,
Ser C ..............................................               120,000              3,060,000
                                                                                      -----------
Utilities (41.17%)
Baltimore Gas & Electric Co.,
6.70%, Ser 1993  ...................................                10,000              1,110,000
Baltimore Gas & Electric Co.,
6.99%, Ser 1995 ....................................                40,000              4,600,000
Baltimore Gas & Electric Co.,
7.78%, Ser 1973 ....................................                16,515              1,659,757
Boston Edison Co., 4.25% ...........................                39,951              3,111,184
Commonwealth Edison Co., $8.38 .....................                44,700              4,509,112
Commonwealth Edison Co., $8.40, Ser A ..............                25,110              2,536,110
Consumers Energy Co., $2.08 (Class A) ..............               189,575              4,881,556
El Paso Tennessee Pipeline Co.,
8.25%, Ser A .......................................               183,500             10,195,719
Entergy Gulf States, Inc., Adjustable Rate
Preferred (ARP), Depositary Shares, Ser B ..........                 1,733                 86,867
Entergy Gulf States  Capital I, 8.75%, Ser A........                87,100              2,215,606
Florida Power & Light Co., 6.75%, Ser U ............                25,000              2,787,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       9

                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Select Dividend Trust

ISSUER, DESCRIPTION                                            NUMBER OF SHARES         VALUE
-------------------                                            ----------------         -----
Utilities (continued)
Hawaiian Electric
Industries  Capital Trust I, 8.36% .................                50,000             $1,287,500
Indianapolis Power & Light Co., 5.65% ..............                15,000              1,567,500
MCN Michigan,  L.P.,  9.375%, Ser A ................                50,000              1,290,625
Massachusetts  Electric Co., 6.84%..................                89,000              2,325,125
Massachusetts Electric Co., 6.99% ..................                13,500              1,518,750
Monongahela  Power Co., 7.73%, Ser L................                44,000              5,076,500
Montana Power Co., $6.875 ..........................                36,500              4,101,687
NIPSCO Capital Markets,  Inc., 7.75%,
Ser A ..............................................                32,000                808,000
Narragansett  Electric  Co.,  6.95% ................                17,950              1,011,931
PSI Energy,  Inc.,  6.875% .........................                48,000              5,340,000
Public Service Electric & Gas Co., 6.92% ...........                14,000              1,559,250
Puget Sound Energy, Inc., 7.45%, Ser II ............               165,140              4,706,490
Puget Sound  Energy,  Inc.,  8.50%,  Ser III .......               115,130              2,993,380
Sierra  Pacific Power Capital I, 8.60% ............                 30,000                783,750
Sierra Pacific Power Co., 7.80%, Ser 1
(Class A) ..........................................               183,600              5,209,650
South Carolina  Electric & Gas Co.,  6.52% .........                50,000              5,606,250
Southern  Union  Financing I, 9.48% ................                59,000              1,519,250
TDS Capital Trust I, 8.50% .........................                54,000              1,319,625
Texas Utilities  Electric Co., $1.805,
Dep Shares, Ser B ..................................                67,281              1,799,767
Texas  Utilities  Electric  Co.,  $1.875,
Dep Shares,  Ser A .................................               128,000              3,456,000
Texas  Utilities  Electric  Co.,  $7.98 ............                29,200              3,230,250
UtiliCorp Capital,  L.P.,  8.875%,  Ser A...........                70,000              1,793,750
Virginia Electric & Power Co., $6.98 ...............                10,500              1,179,937
Virginia Electric & Power Co., $7.05 ...............                10,000              1,126,250
                                                                                      -----------
                                                                                       98,304,628
                                                                                      -----------
         TOTAL PREFERRED STOCKS
         (Cost $156,674,504) .......................               (71.12%)           169,810,769
                                                                 ---------            -----------
COMMON STOCKS
Utilities (26.02%)
BEC Energy .........................................                70,000              2,905,000
Cinergy Corp. ......................................                45,000              1,575,000
Conectiv, Inc. (Class A) ...........................                50,500              1,830,625
Conectiv, Inc. .....................................                99,500              2,039,750
Consolidated Edison, Inc. ..........................                50,000              2,303,125
DPL, Inc. ..........................................               237,000              4,295,625
DTE Energy Co. .....................................                46,900              1,893,587
Dominion Resources, Inc. ...........................                27,000              1,100,250
Hawaiian Electric Industries, Inc. .................                19,400                769,937
Houston Industries, Inc. ...........................                94,700              2,923,862
Interstate Energy Corp. ............................               114,000              3,705,000
LG&E Energy Corp. ..................................                42,000              1,136,625

Utilities (continued)
MarketSpan Corp. ...................................               141,000             $4,221,188
MidAmerican Energy Holdings Co. ....................               294,600              6,370,725
Montana Power Co. ..................................                88,400              3,071,900
Nevada Power Co. ...................................                75,000              1,931,250
New England Electric System ........................                45,000              1,946,250
OGE Energy Corp. ...................................                80,000              2,160,000
Potomac Electric Power Co. .........................                92,800              2,325,800
Puget Sound Energy, Inc. ...........................               215,500              5,778,094
Sempra Energy* .....................................                58,648              1,627,482
Southern Co. .......................................                12,000                332,250
UtiliCorp United, Inc. .............................                75,000              2,826,563
Washington Water Power Co. .........................               136,600              3,064,963
                                                                                      -----------
         TOTAL COMMON STOCKS
         (Cost $51,758,350) ........................               (26.02%)            62,134,851
                                                                ----------            -----------

                                                      INTEREST      PAR VALUE
                                                      RATE        (000s OMITTED)
                                                      ----        --------------
SHORT-TERM INVESTMENTS
Commercial Paper (2.94%)
Chevron USA, Inc.,
Due 07-01-98 ........................................ 5.80%         $7,021              7,021,041
                                                                                      -----------
         TOTAL SHORT-TERM INVESTMENTS ...............               (2.94%)             7,021,041
                                                                 ---------            -----------
         TOTAL INVESTMENTS ..........................             (100.08%)           238,966,661
                                                                 ---------            -----------
         OTHER ASSETS AND LIABILITIES, NET ..........               (0.08%)              (202,429)
                                                                 ---------            -----------
         TOTAL NET ASSETS ...........................             (100.00%)          $238,764,232
                                                                 =========           ============

  * Non-income producing security.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $2,218,000 or 0.93% of net assets as of June 30, 1998.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated. The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

                         NOTES TO FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Select Dividend Trust

NOTE A -
ACCOUNTING POLICIES
John Hancock Patriot Select Dividend Trust (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

Effective June 1,1998, the Fund determines the net asset value of the Common Shares each business day.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through June 30, 1998, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

AUCTION MARKET PREFERRED SHARES SERIES A (AMPS) The Fund issued 700 shares of Auction Market Preferred Shares Series A (AMPS) on August 30, 1990 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the AMPS, which accrue daily, are cumulative at a rate which was established at the offering of the AMPS and have been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.90% to 4.42% during the year ended June 30, 1998.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the Common Shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and Common Shares. The AMPS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the AMPS, as defined in the Fund's By-Laws.

NOTE B -
MANAGEMENT FEE AND  TRANSACTIONS
WITH AFFILIATES AND OTHERS
Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual

                         NOTES TO FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Select Dividend Trust


basis, to the sum of 0.80% of the Fund's average weekly net assets.

The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets.

Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At June 30, 1998, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $2,339.

NOTE C -
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended June 30, 1998, aggregated $94,180,274 and $99,491,224, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended June 30, 1998.

The cost of investments owned at June 30, 1998 (including the short-term investments) for federal income tax purposes was $215,600,870. Gross unrealized appreciation and depreciation of investments aggregated $24,300,723 and $934,932, respectively, resulting in net unrealized appreciation of $23,365,791.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS
During the year ended June 30, 1998, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $82,108, an increase in accumulated net realized gain on investments of $1,990, and a decrease in capital paid-in of $84,098. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of June 30, 1998. In addition, pursuant to Internal Revenue Code Section 852
(b)(3)(D), the Fund has reclassified $1,194,797 from accumulated net realized gain on investments to capital paid-in. This amount represents the retained long-term capital gains. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to federal excise taxes and deferred compensation.

               John Hancock Funds - Patriot Select Dividend Trust


INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders
John Hancock Patriot Select Dividend Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Select Dividend Trust (the "Fund") as of June 30, 1998, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period ended June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended June 30, 1996 were audited by other auditors whose report, dated August 9, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at June 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 7, 1998


TAX INFORMATION NOTICE (UNAUDITED)
For federal income tax purposes, the following information is furnished with respect to the dividends of the Trust paid during its taxable year ended June 30, 1998.

All of the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 87.52% qualified for the dividends received deduction available to corporations.

Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the tax character of all distributions for calendar year 1998.

The Fund has chosen to retain (and pay federal corporate income tax on) a portion of net long-term capital gains for its fiscal period ended June 30, 1998.

Within 60 days of the Fund's fiscal year end, the Fund will mail to its shareholders of record on June 30, 1998 a designation, on Internal Revenue Service (IRS) Form 2439, of that portion of the undistributed capital gains for the year to be included in a shareholder's 1998 taxable income as long-term capital gains, of which 4.4689% is 28% rate gains and 95.5311% is 20% rate gains. Form 2439 will also show their portion of the tax paid by the Fund on these gains. The portion of the taxes paid may be credited against any federal income tax due. These gains will not be reported on Form 1099-DIV, the form on which the Fund would ordinarily report income taxable to a shareholder. To reflect the Fund's retention of capital gains and payment of the related tax and their pass through to shareholders as described above, shareholders are entitled to increase the adjusted tax basis of their shares by the excess of the capital gains included in their income over their share of the tax paid by the Fund on such gains as reported on Form 2439, as provided in Internal Revenue Code (IRC)
Section 852(b)(3).

Trustees for Individual Retirement Accounts (IRAs) and organizations which are exempt from federal income tax under IRC Section 501(a) (and to which IRC
Section 511 does not apply) should claim a refund by filing Form 990-T with the IRS. Record owners who are not the actual owners (nominees) will also be required to report the amounts shown on Form 2439 to the actual owners within 90 days of the Fund's fiscal year (on or before September 30, 1998) and the IRS

               John Hancock Funds - Patriot Select Dividend Trust

in the manner required by the instructions of Form 2439. A trustee or custodian of an IRA should not send a copy of Form 2439 to the owner of the IRA.

State tax
consequences may differ from those described above and may vary from state to state. Therefore, shareholders should consult their state tax advisers for specific information regarding their particular situations. Non-resident aliens may also have different tax consequences and should consult their tax adviser.

SHAREHOLDER MEETING
On March 5, 1998, the Annual Meeting of John Hancock Patriot Select Dividend Trust (the "Fund") was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                          WITHHELD
                                              FOR         AUTHORITY
                                              ---         ---------
Edward J. Boudreau, Jr.                   8,742,856        119,795
Anne C. Hodsdon                           8,734,844        127,806
Steven R. Pruchansky                      8,743,015        119,636
Norman H. Smith                           8,737,851        124,800

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending June 30,1998, with the votes tabulated as follows: 8,703,298 FOR, 38,579 AGAINST and 121,280 ABSTAINING.

               John Hancock Funds - Patriot Select Dividend Trust


INVESTMENT OBJECTIVE AND POLICY
The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

DIVIDEND REINVESTMENT PLAN
The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the

Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend

               John Hancock Funds - Patriot Select Dividend Trust


payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209,
Boston,   Massachusetts   02266-8209  (telephone   1-800-426-5523).

YEAR 2000 COMPLIANCE
The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

                                     NOTES

               John Hancock Funds - Patriot Select Dividend Trust

                                     NOTES

               John Hancock Funds - Patriot Select Dividend Trust

                                     NOTES

               John Hancock Funds - Patriot Select Dividend Trust

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